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                                                              Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


          We consent to the incorporation by reference in this Annual Report (Form 10-K) of Allegheny and Western Railway Company of our report dated January 31, 1996, with respect to the consolidated financial statements of CSX Transportation, Inc. included in its Annual Report (Form 10-K) for the year ended December 29, 1995, filed with the Securities and Exchange Commission.




                                        /s/ ERNST & YOUNG LLP
                                        ---------------------
                                        Ernst & Young LLP


Richmond, Virginia
March 22, 1996


































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